UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 10, 2005

IMPAC SECURED ASSETS CORP. (as company under a Pooling and Servicing Agreement, dated as of June 1, 2005, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2005-1)

Impac Secured Assets Corp.

(Exact name of registrant as specified in its charter)

CALIFORNIA	333-85310-03	33-071-5871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1401 Dove Street Newport Beach, California		92660
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (949) 475-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 8.01	Financial Statements, Pro Forma Financial Information and Exhibits.
	(a)	Not applicable
	(b)	Not applicable
	(c)	Exhibits
Exhibit No.		Description
5.1		Opinion of Thacher Proffitt & Wood LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMPAC SECURED ASSETS CORP.

By:	/s/ Richard J. Johnson
Name:	Richard J. Johnson
Title:	EVP, CFO

Dated: June 23, 2005